SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
      FILED PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES ACT OF 1934
     Date  of  Report  (Date  of  earliest  event  reported):  JUNE  9,  1998
                                                               --------------



                              EMPIRIC ENERGY, INC.


             (Exact name of registrant as specified in its charter)



                            TEXAS          75-2455467
                            -----          ----------
   (State or other jurisdiction of incorporation or organization)          (IRS
                          Employer Identification No.)


     12750  MERIT  DRIVE,  SUITE  750,  DALLAS,  TEXAS  75251-1609


                    (Address of principal executive offices)



Registrant's telephone number, including area code:               (972) 387-4100

     Not  Applicable

          (Former name or former address, if changed since last report)


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ITEM  4.    CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNT
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a(1)          Dismissal  of  Independent  Accountant.


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(i)     ab     On  June  9,  1998,  the  Registrant  advised  Thomas O. Bailey &
Associates ("TOB") that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1998. TOB had been engaged as the principal accountants to audit the Registrant's financial statements.

(ii) ab TOB's reports on the Registrant's financial statements for the past one year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) ab There have been no disagreements with TOB on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's most recent fiscal year or in the subsequent interim period through June 8, 1998 (the date of termination) which disagreement(s), if not resolved to TOB's satisfaction, would have caused TOB to make reference to the subject matter of the disagreement(s) in connection with its report.

(iv)     ab     TOB  did  not advise the Registrant during the Registrant's most recent fiscal year or in the subsequent interim period through June 9, 1998 (the date of termination).


(A)     ab          that  the  internal controls necessary for the Registrant to
develop  reliable  financial      statements  did  not  exist;

(B)     ab          that  information  had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

(C)     ab          (1)  of  the  need  to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might
(i) materially have impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or
(ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation; or

(D)     ab          that  information  had  come  to  its  attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

(v) ab The Registrant has requested TOB to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of TOB's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

a(2)          Engagement  of  New  Independent  Accountant.


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(i)     ab     Hein + Associates LLP ("Hein") has been engaged by the Registrant as  its new independent principal accountant to audit the Registrant's financial
statements.    This  engagement  was  effective  as  of  January  1,  1998.

(ii) ab Prior to engaging Hein, the Registrant has not consulted with Hein during the Registrant's most recent fiscal year or in the period since the end of the most recent fiscal year, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advise provided that Hein concluded was an important factor considered by the Registrant in reaching decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or an event described in Paragraph (a) (1)
(iv)  (A)  -  (D),  above.


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------
ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
------------------------------------------------

     Exhibit  Number                    Description


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            16               Letter  from  Thomas  O. Bailey & Associates to the
Securities  and  Exchange  Commission pursuant to Item 304 (a) (3) of Regulation
S-K.

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     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EMPIRIC  ENERGY,  INC.



                              By:  /s/  Clyde  E.  Skeen
                                  ---------------------
                                  Clyde  E.  Skeen
                                  Secretary/Treasurer (Principal Financial and
                                        Accounting  Officer)  and  Director

Date:    June  9,  1998



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                                INDEX TO EXHIBITS



     Exhibit  Number                    Description

            16               Letter  from  Thomas  O. Bailey & Associates to the
Securities  and  Exchange  Commission pursuant to Item 304 (a) (3) of Regulation
S-K.

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